Summary Prospectus April 30, 2014
Virtus Insight Money Market Fund

A: HICXX	I: HACXX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at virtus.com/products/prospectuses.
You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.
The fund’s prospectus and SAI, both dated April 30, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund has an investment objective of providing as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I

Management Fees	0.11%	0.11%
Distribution and Shareholder Servicing (12b-1) Fees	0.10%	None
Other Expenses:
Shareholder Servicing Fees	0.25%	0.05%
Remainder of Other Expenses	0.10%	0.10%
Total Other Expenses	0.35%	0.15%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.57%	0.27%
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$58	$183	$318	$714
Class I	Sold or Held	$28	$87	$152	$343

Investments, Risks and Performance
Principal Investment Strategies
The fund invests only in high-quality short-term money market instruments that, in the opinion of the fund’s subadviser, present minimal credit risks. The fund invests in a broad range of short-term money market instruments, including U.S. Government securities, repurchase agreements, as well as bank and commercial obligations. Commercial paper purchases by the fund will consist of U.S. dollar-denominated direct obligations of domestic and foreign corporate issuers, including bank holding companies.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.The principal risks of investing in the fund are:
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  Counterparty Risk.  The risk that a party upon whom the fund relies to consummate a transaction will default.
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  Credit Risk.  The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.
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  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
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  Income Risk.  The risk that income received from the fund will vary widely over the short- and long-term.
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  Principal Stability Risk.  The risk that the fund may not be able to maintain a stable net asset value of $1.00.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares

Best Quarter:	Q3/2007:	1.34%	Worst Quarter:	Q3/2012:	0.00%	Year-to-date (3/31/14):	0.00%
Average Annual Total Returns (for the periods ended 12/31/13)

	1 Year	5 Years	10 Years

Class I	0.01%	0.17%	1.83%
Class A	0.01%	0.07%	1.62%
As of December 31, 2013, the fund’s 7-day yield for Class A Shares was 0.01% and for Class I Shares was 0.01%. For current yield information, call 800-243-1574.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is BMO Asset Management Corp. (“BMO AM”).
Portfolio Managers
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  Peter J. Arts,  Managing Director and Head of Fixed Income at BMO AM. Mr. Arts has served as a Portfolio Manager of the fund since 2004.
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  Boyd R. Eager,  Director and Senior Portfolio Manager at BMO AM. Mr. Eager has served as a Portfolio Manager of the fund since 2004.

Purchase and Sale of Fund Shares

Purchase Minimums (Class A Shares)

Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

c/o Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074

8526	4-14